UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-09541
                                   ---------

                            AMERIPRIME ADVISORS TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 431 N. PENNSYLVANIA ST. INDIANAPOLIS, IN          46204
--------------------------------------------------------------------------------
               (Address of principal executive offices)          (Zip code)

                                 TIMOTHY ASHBURN
                           UNIFIED FUND SERVICES, INC.
                 431 N. PENNSYLVANIA ST. INDIANAPOLIS, IN 46204
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:   07/31
                        ------------

Date of reporting period:  07/31/03
                         -----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.



FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Funds' latest semi-annual or annual fiscal year end. Call the Fund at
(800) 528-8069 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission
(SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549- 0102.

Investment Company Act #811-09541

                              POLYNOUS GROWTH FUND
                        c/o Unified Fund Services, Inc.
                                  PO Box 6110
                          Indianapolis, IN 46206-6110

                              POLYNOUS GROWTH FUND





                             INVESTMENT OBJECTIVE:
                               LONG-TERM CAPITAL
                                  APPRECIATION






                                 ANNUAL REPORT

                                 JULY 31, 2003

                      This page intentionally left blank.

SUMMARY OF ANNUAL PERIOD AUGUST 1, 2002 THROUGH JULY 31, 2003
-------------------------------------------------------------

Dear Shareholder,

The Polynous Growth Fund's latest annual period (ending July 31, 2003) resulted in a very significant performance recovery after the poor performance of the previous year. Please refer to the management discussion in the following section for comparative performance information and a commentary on the Fund's performance as this shareholder letter will contain more general commentary on overall economic and stock market conditions.

In my two most recent shareholder letters, the semiannual report of six months ago and last year's annual report, I commented about an overall lack of confidence in both the economy and the stock market. Although my personal perspective was that the dynamic nature of U.S. economic activity would propel the economy and stock market forward once again, it appeared as if few other investors or economic observers held similar points of view when I wrote both letters. In the last six months, however, it appears that a sudden surge of optimism has overwhelmed the negative sentiments of the recent past.

The first wave of optimism occurred in the stock market which has now experienced a significant rally since the most recent low point during March 2003. The stock market's advance has also apparently now spread optimism in the real economy as well. In this year's third quarter it now appears as if real economic growth will possibly exceed five percent which is a significant acceleration from the many sluggish quarters of zero to two percent growth over the past few years. Ironically, after all of the sluggish quarters and much hand wringing about whether the U.S. would ever see significant growth again, the current environment is quite frothy with enthusiasm about what now seems to be a sustainable recovery.

Although my own point of view had been much more optimistic than consensus views all through the periods of sluggish economic activity, my current views now seem more tempered than the new found enthusiasm currently present. The acceleration in economic growth that is now occurring was relatively predictable given my own experience, but what tempers my views is the somewhat temporary nature of much of the stimulus behind the current growth. Tax decreases over the past few years are now contributing approximately two percent to this year's growth rate and the U.S. economy has also been in a very stimulative monetary environment. Part of the monetary stimulus has come from interest rate levels that reached lows last seen over 45 years ago but the other part of monetary stimulus came from money supply growth well in excess of GDP growth.

Excessive money supply growth will always result in inflation in the asset categories that are favored by popular sentiment. In the current economic environment, however, continued caution in the real economy has resulted in a very disciplined corporate sector that is being very restrained in its hiring and investment decisions and which is essentially not taking advantage of the excess money supply and low interest rates. The main beneficiaries of the very easy monetary environment so far have been the stock market and the residential real estate markets. In what has still basically been a stagnant employment environment, the historically low interest rates have still been able to produce well above average gains in housing price values. The additional stimulus has also flowed into the stock market where various stock market indexes have now increased between 30 and 50 percent since the lows experienced in March.

The sudden acceleration in economic activity in the current quarter, however, has the potential for absorbing much of the excess money supply growth and for removing the fuel that has propelled the stock market's continual ascent since March. Although such a stock market pause will probably have little effect on the building momentum in the real economy it does raise the potential for a frustrating stock market environment. Until recently, the stock market over the past year had finally reached much more attractive valuation levels of approximately mid-teens price/earnings ratios which were also especially attractive given the current very low inflation rate and interest rate environment. The recent stock market rally, however, has now increased average price/earnings ratios to roughly 20-times earnings for the overall market and in frothier areas such as with Technology stocks, typical price/earnings ratios have expanded in many cases to extreme levels of anywhere from 40 to 75 times earnings.

As such, I believe that the stock market's significant recovery over the past six months has now resulted in a much riskier environment for stocks in the near term. Although growth rates for many companies have now recovered to being 10 to 20 percent (as opposed to being flat to five percent), the stock market may have already well discounted such a resumption in growth as many growth stocks have appreciated between 50 and 500 percent over the past six months. Such appreciation had been fueled by the excess money supply growth of between eight to ten percent being directed toward the stock market while nominal economic growth had been roughly two to three percent. This quarter's nominal growth of probably close to eight percent will essentially result in all of the current money supply growth being absorbed by the real economy.

In such an environment, and with there also being a backdrop of significant recent gains for the Fund, you will also note that the Fund was very conservatively invested at the end of the fiscal year in terms of its overall invested position. The one exception to such a conservative posture, however, continues to be the very large position in Optical Cable Corporation, a stock which has roughly tripled year-to-date and which has appreciated nearly four-fold over the past 12 months. Even with such appreciation, however, the company still appears reasonably valued as it is currently priced at approximately only one-times revenues for a profitable essentially debt-free company while the overall stock market is currently valued at over two-times revenues. With such valuation differences, I am still comfortable with the relatively large position in this one company although I know it looks very atypical when compared with the very conservative investment positioning currently for the rest of the Fund. Our ongoing research process, however, is continually looking for more inexpensive growth oriented companies such as Optical Cable Corporation and while I do not anticipate adding any more atypical position sizes in individual stocks, I do look forward to the Fund becoming much more fully invested as there are more attractive opportunities available in the market.

So, in conclusion, the Fund currently is in more of a "watch and wait" mode as I am monitoring current economic activity to track the acceleration in real economic growth while I am waiting for more attractive stock market valuations to enable the Fund to become much more fully invested once again.

                                             Yours truly,

                                             Kevin L. Wenck
                                             President

The views expressed are those of the author. Views expressed are subject to change based on market and other conditions. This report contains forward-looking statements, and actual results may differ materially from those projected in such statements.

For a prospectus and more information, including charges and expenses, call toll free 1-800-528-8069. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Polynous Securities, LLC.
One Pine Street, Suite 2208
San Francisco, CA 94111
Member NASD, SIPC

MANAGEMENT DISCUSSION AND ANALYSIS
----------------------------------


--------------------------------------------------------------------------------
                  RETURNS FOR THE PERIODS ENDED JULY 31, 2003
--------------------------------------------------------------------------------

                                                                 AVERAGE ANNUAL
                                                        5 YEAR    RETURN SINCE
                                           1 YEAR   AVERAGE ANNUAL  INCEPTION
FUND/INDEX                              TOTAL RETURN    RETURN   AUGUST 12, 1996
--------------------------------------------------------------------------------

Polynous Growth Fund                        64.42%       3.63%      -0.29%
(after deduction of sales load)

S&P 500 Index                               10.64%      -1.06%       7.47%
Russell 2000 Index                          23.11%       8.52%       6.95%

The Polynous Growth Fund produced outstanding performance during its latest annual period. Although the overall market environment was very challenging during most of the period with uncertain economic trends and poor earnings visibility, the Fund's focus on good quality inexpensive growth stocks allowed the Fund to confidently invest in many very inexpensively valued stocks during the early part of the latest annual period. Most of these stocks also subsequently produced very significant stock market gains and were sold once target prices were reached. The Fund's current investment position indicates that the advisor is not finding similarly attractive stocks now after the overall market has finally had a significant rally during the last six months. Although the advisor does not necessarily expect a substantial correction in the overall stock market given that overall economic growth now appears to be accelerating, the advisor would expect that normal sector rotation will produce attractive values in various sectors in the near future.

[GRAPH OMITTED]




                          GROWTH OF $10,000 INVESTMENT

                    POLYNOUS            S&P            RUSSELL
DATE               GROWTH FUND       500 INDEX        2000 INDEX
----               -----------       ---------        ----------

7/31/96             $10,000           $10,000          $10,000
8/12/96               9,547            10,000           10,000
7/31/97              11,436            14,610           12,871
7/31/98              11,258            17,426           13,169
7/31/99              10,308            20,948           14,145
7/31/00               8,789            22,827           16,093
7/31/01               9,678            19,557           15,817
7/31/02               5,694            14,934           12,977
7/31/03               9,802            16,523           15,975

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 500 Index and the Russell 2000 Index on August 12, 1996 (inception of the Fund) and held through July 31, 2003. The S&P 500 Index and the Russell 2000 Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than is found in the Polynous Growth Fund portfolio. The Indice returns do not reflect expenses, which have been deducted from the Fund's return. These performance figures include the change in value of the stocks in the indices plus the reinvestment of dividends. The performance of the Fund is computed on a total return basis, which includes reinvestment of all dividends. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.


POLYNOUS GROWTH FUND
SCHEDULE OF INVESTMENTS
JULY 31, 2003

COMMON STOCKS - 57.13%                                    SHARES       VALUE
                                                          ------       -----

DRAWING & INSULATING OF NONFERROUS WIRE - 38.80%
Optical Cable Corp. (a)                                   444,712   $3,196,145
                                                                    ----------

IN VITRO & IN VIVO DIAGNOSTIC SUBSTANCES - 1.23%
Gene Logic, Inc. (a) (Note 4)                              18,359      100,975
                                                                    ----------

PHARMACEUTICAL PREPARATIONS - 1.75%
King Pharmaceuticals, Inc. (a)                              9,600      144,576
                                                                    ----------

RETAIL - COMPUTER & COMPUTER SOFTWARE STORES - 2.54%
GameStop Corp. (a)                                         15,400      209,440
                                                                    ----------

RETAIL - EATING PLACES - 1.03%
BUCA, Inc. (a)                                             13,800       84,594
                                                                    ----------

SEMICONDUCTORS & RELATED DEVICES - 1.18%
Lattice Semiconductor Corp. (a)                            12,500       97,125
                                                                    ----------

SERVICES - COMMERCIAL PHYSICAL & BIOLOGICAL RESEARCH - 2.64%
Covance, Inc. (a)                                          10,500      217,350
                                                                    ----------

SERVICES - COMPUTER INTEGRATED SYSTEMS DESIGN - 2.04%
Scientific Games Corp. - Class A (a)                       20,000      168,000
                                                                    ----------
SERVICES - MISC HEALTH & ALLIED SERVICES - 2.16%
Prime Medical Services, Inc. (a)                           34,900      177,955
                                                                    ----------

STATE COMMERCIAL BANKS - 2.33%
AmericanWest Bancorporation (a)                            10,514      191,975
                                                                    ----------

WHOLESALE - DRUGS, PROPRIETARIES & DRUGGISTS' SUNDRIES - 1.43%
Priority Healthcare Corp. - Class B (a)                     5,700      117,591
                                                                    ----------

TOTAL COMMON STOCKS (Cost $4,340,691)                                4,705,726
                                                                    ----------

PRIVATE PLACEMENTS - 0.11%
Gene Logic Escrow Holding (Note 4)                          1,250

TOTAL PRIVATE PLACEMENTS (Cost $5,000)                                   9,363
                                                                    ----------

 See accompanying notes which are an integral part of the financial statements.




                                      -6-

POLYNOUS GROWTH FUND
SCHEDULE OF INVESTMENTS
JULY 31, 2003

COMMON STOCKS - 57.13% - CONTINUED                        SHARES       VALUE
                                                          ------       -----
WARRANTS - 0.00%
UQM Technologies                                            4,600
TOTAL WARRANTS (Cost $0)                                                 --
                                                                    ----------

                                                        PRINCIPAL
MONEY MARKET SECURITIES - 42.87%                          AMOUNT
Huntington Money Market Fund - Investment A, 0.25%,
(Cost $3,530,782) (b)                                   3,530,782    3,530,782
                                                                    ----------

TOTAL INVESTMENTS (Cost $7,876,473) - 100.11%                       $8,245,871
                                                                    ----------

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS - (0.11%)                (9,286)
                                                                    ----------

TOTAL NET ASSETS - 100.00%                                          $8,236,585
                                                                    ==========

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at July 31, 2003.

 See accompanying notes which are an integral part of the financial statements.


POLYNOUS GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2003

ASSETS
Investments in securities, at value (cost $7,876,473)              $  8,245,871
Cash                                                                         41
Interest receivable                                                         754
Receivable for fund shares sold                                           8,119
Receivable from advisor                                                   4,350
                                                                   ------------
     TOTAL ASSETS                                                     8,259,135
                                                                   ------------

LIABILITIES
Accrued 12b-1 fees                                                          236
Payable for fund shares redeemed                                            969
Accrued expenses                                                         21,345
                                                                   ------------
     TOTAL LIABILITIES                                                   22,550
                                                                   ------------

NET ASSETS                                                         $  8,236,585
                                                                   ============

NET ASSETS CONSIST OF:
Paid in capital                                                      13,998,191
Accumulated net realized gain (loss) on investments                  (6,131,004)
Net unrealized appreciation (depreciation) on investments               369,398
                                                                   ------------

Net Assets, for 802,575 shares                                     $  8,236,585
                                                                   ============

NET ASSET VALUE

Net Asset Value per share ($8,236,585 / 802,575)                   $      10.26
                                                                   ============

Offering price per share ($10.26 / 0.955)                          $      10.74
                                                                   ============

Redemption price per share ($10.26 * 0.99) (Note 9)                $      10.16
                                                                   ============

 See accompanying notes which are an integral part of the financial statements.



Polynous Growth Fund
Statement of Operations
Year ended July 31, 2003

INVESTMENT INCOME
Dividend income                                                     $    99,119
Interest income                                                           2,514
                                                                    -----------
     TOTAL INCOME                                                       101,633
                                                                    -----------

EXPENSES
Investment advisor fee                                                   54,813
12b-1 fee                                                                13,774
Administration expenses                                                  30,000
Transfer agent expenses                                                  22,647
Fund accounting expenses                                                 16,000
Auditing expenses                                                        13,485
Legal expenses                                                           11,652
Registration expenses                                                     7,566
Custodian expenses                                                        7,052
Printing expenses                                                         3,117
Trustee expenses                                                          2,999
Miscellaneous expenses                                                    2,700
Pricing expenses                                                          2,095
Insurance expenses                                                        1,561
                                                                    -----------
     TOTAL EXPENSES                                                     189,461
Waived and reimbursed expenses                                          (84,944)
                                                                    -----------
Total operating expenses                                                104,517
                                                                    -----------
NET INVESTMENT INCOME (LOSS)                                             (2,884)
                                                                    -----------

REALIZED & UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investment securities                      (662,516)
Change in net unrealized appreciation
     (depreciation) on investment securities                          3,827,659
                                                                    -----------
Net realized and unrealized gain (loss)
     on investment securities                                         3,165,143
                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                                      $ 3,162,259
                                                                    ===========

 See accompanying notes which are an integral part of the financial statements.



Polynous Growth Fund
Statements of Changes In Net Assets

                                                     Year ended     Year ended
                                                   July 31, 2003   July 31, 2002

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
     Net investment income (loss)                  $      (2,884)   $  (105,534)
     Net realized gain (loss) on
       investment securities                            (662,516)       764,152
     Change in net unrealized appreciation
       (depreciation)                                  3,827,659     (3,625,016)
                                                   -------------    -----------
     Net increase (decrease) in net assets
       resulting from operations                       3,162,259     (2,966,398)
                                                   -------------    -----------

DISTRIBUTIONS
     From net investment income                             --             --
     From net realized gain                                 --             --
                                                   -------------    -----------
     Total distributions                                    --             --
                                                   -------------    -----------

CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                         2,229,207        216,274
     Reinvestment of distributions                          --                0
     Amount paid for shares repurchased               (1,303,253)      (732,480)
                                                   -------------    -----------
     Net increase (decrease) in net
       assets resulting from share
       transactions                                      925,954       (516,206)
                                                   -------------    -----------
     TOTAL INCREASE (DECREASE) IN NET ASSETS           4,088,213     (3,482,604)
                                                   -------------    -----------

NET ASSETS
     Beginning of period                               4,148,372      7,630,976
                                                   -------------    -----------
     End of period                                 $   8,236,585    $ 4,148,372
                                                   =============    ===========


CAPITAL SHARE TRANSACTIONS
     Shares sold                                         262,953         22,721
     Shares issued in reinvestment
       of distributions                                     --             --
     Shares repurchased                                 (156,173)       (79,949)
                                                   -------------    -----------

     Net increase (decrease) from
       capital transactions                              106,780        (57,228)
                                                   =============    ===========

 See accompanying notes which are an integral part of the financial statements.


POLYNOUS GROWTH FUND
FINANCIAL HIGHLIGHTS

                                           YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         JULY 31, 2003  JULY 30, 2002 JULY 30, 2001  JULY 30, 2000  JULY 31, 1999
                                         -------------  ---------------------------  -------------  -------------

SELECTED PER SHARE DATA
Net asset value, beginning of period        $   5.96      $  10.13      $   9.20      $  10.79      $   12.85
                                            --------      --------      --------      --------      ---------

Income from investment operations
  Net investment income (loss)                  0.00         (0.15)        (0.01)        (0.12)         (0.18)
  Net realized and unrealized gain (loss)       4.30         (4.02)         0.94         (1.47)         (1.01)
                                            --------      --------      --------      --------      ---------

Total from investment operations                4.30         (4.17)         0.93         (1.59)         (1.19)
                                            --------      --------      --------      --------      ---------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                    0.00          0.00          0.00          0.00           0.00
  From net realized gain                        0.00          0.00          0.00          0.00          (0.87)
                                            --------      --------      --------      --------      ---------

Total distributions                             0.00          0.00          0.00          0.00          (0.87)
                                            --------      --------      --------      --------      ---------


Net asset value, end of period              $  10.26      $   5.96      $  10.13      $   9.20      $   10.79
                                            ========      ========      ========      ========      =========


TOTAL RETURN (a)                               72.15%       (41.16)%       10.09%       (14.74)%        (8.34)%


RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)             $  8,237      $  4,148      $  7,631      $  7,593      $  16,702
Ratio of expenses to average net assets         1.90%         1.90%         1.90%         1.90%          1.90%
Ratio of expenses to average net assets
  before waiver & reimbursement                 3.44%         3.17%         4.42%         4.09%          2.41%
Ratio of net investment income to
  average net assets                           (0.05)%       (1.57)%       (0.12)%       (0.95)%        (1.42)%
Ratio of net investment income to
  average net assets before waiver
  & reimbursement                              (1.60)%       (2.83)%       (2.64)%       (3.14)%        (1.93)%
Portfolio turnover rate                       194.90%       405.11%       494.19%       261.88%        102.53%


(a) Total return calculation does not reflect sales load.

 See accompanying notes which are an integral part of the financial statements.

                            THE POLYNOUS GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 JULY 31, 2003

NOTE 1. ORGANIZATION

           The Polynous Growth Fund ("the Fund") was organized as a diversified series of AmeriPrime Advisors Trust (the "Trust") on February 8, 2001 and commenced operation on August 12, 1996. The Trust is an open-end investment company established under the laws of Ohio by an Agreement & Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees of the Trust (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value. On March 30, 2001, the Fund acquired all of the assets and assumed all of the liabilities of the Polynous Growth Fund, a series of the Polynous Trust in a tax-free organization. The investment objective of the Fund is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

           The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

           SECURITIES VALUATIONS - Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund's advisor (the "Advisor"), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

           Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

           FEDERAL INCOME TAXES - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

                            THE POLYNOUS GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
                           JULY 31, 2003 - CONTINUED

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

           DIVIDENDS AND DISTRIBUTIONS - The Fund will distribute substantially all of its net investment income in December, and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

           OTHER - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

           The Fund retains Polynous Capital Management, Inc. (the "Advisor") to manage the Fund's investments. The Advisor is a California corporation established in May 1996. Kevin L. Wenck is the president, board member, officer, and shareholder of the Advisor, and is primarily responsible for the day-to-day management of the Fund's portfolio.

           Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% on net assets of $100 million and below; 0.75% on the next $150 million; 0.60% on the next $250 million; 0.50% on the next $500 million; and 0.40% on all net assets amounts above $1 billion. The Advisor earned fees of $54,813 from the Fund for the fiscal year ended July 31, 2003. The Advisor has contractually agreed to reduce some, or all, of its management fees and/or reimburse Fund expenses to keep total annual operating expenses at or below 1.90% through March 31, 2004. For the year ended July 31, 2003, the Advisor was obligated to waive and/or reimburse expenses of $84,944.

           The Fund retains Unified Fund Services, Inc. ("Unified") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's average daily net assets up to $50 million, 0.075% of the Fund's average daily net assets from $50 million to $100 million, and 0.050% of the Fund's average daily net assets over $100 million (subject to a minimum fee of $2,500 per month). For the year ended July 31, 2003, Unified earned fees of $30,000 from the Fund for administrative services provided to the Fund.

           The Fund also retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified earned a monthly fee from the Fund of $1.20 per shareholder (subject to a minimum monthly fee of $900). For the year ended July 31, 2003, Unified earned fees of $22,647 from the Fund for transfer agent services provided to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million,

                            THE POLYNOUS GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
                           JULY 31, 2003 - CONTINUED

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 million to $100 million). For the year ended July 31, 2003, Unified earned fees of $16,000 from the Fund for fund accounting services provided to the Fund. Certain Trustees and the officers of the Trust are members of management and employees of Unified, and/or shareholders of Unified Financial Services, Inc., the parent of Unified.

           Polynous Securities, LLC (the "Distributor"), an affiliate of the Advisor, serves as principal underwriter for the Fund. Under the terms of the Underwriting Agreement between the Trust and the Distributor, the Distributor earned $2,238 from underwriting and broker commissions on the sale of shares of the Fund during the year ended July 31, 2003. Kevin L. Wenck may be deemed to be an affiliate of the Distributor.

           The Fund has adopted a distribution plan in accordance to Rule 12b-1 under the Investment Company Act of 1940 under which the Fund will pay a distribution fee at a rate of .25% per annum of the average daily net assets to reimburse the Distributor for expenses in distributing shares and promoting sales of the Fund. For the year ended July 31, 2003, the Fund paid the Distributor $13,774 for distribution costs incurred.

NOTE 4. RESTRICTED SECURITIES

           The investment in 18,359 shares of Gene Logic, Inc. is a result of an acquisition of a previous stock held by the Fund, TherImmune Research Corporation. The acquisition was completed on April 1, 2003. The Gene Logic shares are not registered under the Securities Act currently and are subject to restrictions for resale. Limitations on the resale of such securities may have an adverse effect on their marketability. Gene Logic has taken steps to register these shares, but it is unknown when the registration will be effective. The Gene Logic shares have been valued at $5.50 per share (the last quoted sales price as of July 31, 2003), in accordance with procedures adopted by the Board of Trustees.

           Five percent of the Gene Logic shares, as reported on the Schedule of Investments, and cash received for the acquisition are held in escrow to meet claims and expenses as set forth in the acquisition agreement. These amounts will be distributed after the expiration of the 18-month escrow period. The escrow shares have been valued at $7.49 per share pursuant to procedures adopted by the Board of Trustees.

NOTE 5. INVESTMENTS

           For the year ended July 31, 2003, purchases and sales of investment securities, other than short-term investments, aggregated $8,767,468, and $11,294,071, respectively. As of July 31, 2003, the gross unrealized appreciation for all securities totaled $644,572 and the gross unrealized depreciation for all securities totaled $375,229 for a net unrealized appreciation of $269,343. The aggregate cost of securities for federal income tax purposes at July 31, 2003 was $7,976,528. The difference between book cost and tax cost consists of wash sales in the amount of $20,101 and post-October losses in the amount of $79,954.

                            THE POLYNOUS GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
                           JULY 31, 2003 - CONTINUED

NOTE 6. ESTIMATES

           Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

           The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2003, Delaware Charter Guarantee & Trust, for the benefit of others, owned in aggregate 28.35% of the Fund.

NOTE 8. FEDERAL INCOME TAXES

           At July 31, 2003, the Fund had available for federal tax purposes an unused capital loss carryforward of $6,429,550, of which $1,405,178 expires in 2007, $2,760,352 expires in 2008, $1,539,782 expires in 2009 and $724,238 expires in 2011. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 9. CONTINGENT DEFERRED SALES CHARGE

           There is no initial sales charge on purchase of shares of $500,000 or more; however, the dealer receives 1.00% fee from the Distributor and a contingent deferred sales charge ("CDSC") of 1.00% is imposed on redemptions of such shares within 12 months of purchase, based on the lower of the shares' cost or current net asset value. In addition, shares purchased by certain investors investing $500,000 or more that have made arrangements with the Distributor, are not subject to any charge. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. No CDSC charge is imposed on the redemption of shares acquired through reinvestment of income dividends or capital gains distributions. The Distributor receives the entire amount of the CDSC to defray its expense in providing certain distribution-related services to the Fund, including payment of sales commissions to selling dealers or qualifying financial institutions, as described above.

                            THE POLYNOUS GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
                           JULY 31, 2003 - CONTINUED

NOTE 10. DISTRIBUTION TO SHAREHOLDERS

           There were no capital gain or income distributions for the years ended 2002 and 2003.

           As of July 31, 2003, the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

     Undistributed ordinary income/(accumulated losses)            $       --
     Undistributed long-term capital gain/(accumulated losses)       (6,030,949)
     Unrealized appreciation/(depreciation)                             269,343
                                                                   ------------
                                                                   $ (5,761,606)
                                                                   ============

           The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales and post-October losses.

                             TRUSTEES AND OFFICERS

           The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

           The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

                                                                                                                NUMBER OF PORTFOLIOS
                                   POSITION(S) HELD WITH                                                        IN FUND COMPLEX(1)
NAME, AGE AND ADDRESS              THE FUND COMPLEX(1)                   LENGTH OF TIME SERVED                  OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TIMOTHY ASHBURN(2)                 President, Secretary and Trustee      President and Secretary since October        24
c/o Unified Fund Services, Inc.                                          2002; Trustee of AmeriPrime Advisors
431 N. Pennsylvania St.                                                  Trust since November 2002,
Indianapolis, IN 46204                                                   AmeriPrime Funds since December
Year of Birth: 1950                                                      2002, and Unified Series Trust since
                                                                         October 2002

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Chairman of Unified Financial Services, Inc. since 1989 and Chief        Unified Financial Services, Inc. since 1989
Executive Officer from 1989 to 1992 and 1994 to April 2002; President of Unified Financial Services from November 1997 to April 2000.

                                                                                                                NUMBER OF PORTFOLIOS
                                   POSITION(S) HELD WITH                                                        IN FUND COMPLEX(1)
NAME, AGE AND ADDRESS              THE FUND COMPLEX(1)                   LENGTH OF TIME SERVED                  OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Ronald C. Tritschler(3)            Trustee                               Trustee of AmeriPrime Funds and              24
c/o Unified Fund Services, Inc.                                          Unified Series Trust since December
431 N. Pennsylvania St.                                                  2002 and AmeriPrime Advisors Trust
Indianapolis, IN 46204                                                   since November 2002
Year of Birth: 1952

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Chief Executive Officer, Director and legal counsel of The Webb          None
Companies, a national real estate company, from 2001 to present;
Executive Vice President and Director of The Webb Companies from
1990 to 2000; Director, The Lexington Bank, from 1998 to present;
Director, Vice President and legal counsel for The Traxx Companies, an owner and operator of convenience stores, from 1989 to present.

                                                                         NUMBER OF PORTFOLIOS
                                   POSITION(S) HELD WITH                 IN FUND COMPLEX(1)
NAME, AGE AND ADDRESS              THE FUND COMPLEX(1)                   LENGTH OF TIME SERVED                  OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Thomas G. Napurano                 Treasurer and Chief Financial         Since October 2002 for AmeriPrime                N/A
c/o Unified Fund Services, Inc.                                          Officer Funds and AmeriPrime Advisors Trust;
431 N. Pennsylvania St.                                                  since December 2002 for Unified Series
Indianapolis, IN 46204                                                   Trust
Year of Birth: 1941




                                      -17-

                       TRUSTEES AND OFFICERS - continued

Principal Occupations During Past 5 Years                                Other Directorships Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Chief Financial Officer and Executive Vice President of Unified                          N/A
Financial Services, Inc., the parent company of the Trust's adminis-
trator and principal underwriter; member of the board of directors of
Unified Financial Services, Inc. from 1989 to March 2002.

                                                                         NUMBER OF PORTFOLIOS
                                   POSITION(S) HELD                      IN FUND COMPLEX(1)
NAME, AGE AND ADDRESS              WITH TRUST                            LENGTH OF TIME SERVED                  OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Carol Highsmith                    Assistant Secretary                   Since October 2002 for AmeriPrime               N/A
c/o Unified Fund Services, Inc.                                          Funds and Ameriprime Advisors Trust;
431 N. Pennsylvania St.                                                  since December 2002 for Unified Series
Indianapolis, IN 46204                                                   Trust
Year of Birth: 1964

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
Employed by Unified Fund Services, Inc. (November 1994 to                        None
present); Vice President and Asst. Secretary of Lindbergh Funds;
Asst. Secretary of AmeriPrime Funds and AmeriPrime Advisors
Trust (October 2002 to present).


(1)  The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors
     Trust, and Unified Series Trust.
(2) Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he is Chairman and a director of Unified Financial
     Securities, Inc., the principal underwriter for certain funds in the Fund
     Complex.
(3) Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the principal underwriter for certain funds in the Fund
     Complex.


           The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company
Act of 1940.

                                                                                                                NUMBER OF PORTFOLIOS
                                   POSITION(S) HELD                                                             IN FUND COMPLEX(1)
NAME, AGE AND ADDRESS              WITH THE FUND COMPLEX(1)              LENGTH OF TIME SERVED                  OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

GARY E. HIPPENSTIEL                Trustee                               Trustee of AmeriPrime Funds since               24
c/o Unified Fund Services, Inc.                                          1995, AmeriPrime Advisors Trust since
431 N. Pennsylvania St.                                                  July 2002 and Unified Series Trust
Indianapolis, IN 46204                                                   since December 2002
Year of Birth: 1947

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Director, Vice President and Chief Investment Officer of Legacy          None
Trust Company, N.A. since 1992.

                                      -18-




                       TRUSTEES AND OFFICERS - CONTINUED

                                                                                                                NUMBER OF PORTFOLIOS
                                   POSITION(S) HELD                                                             IN FUND COMPLEX(1)
NAME, AGE AND ADDRESS              WITH THE FUND COMPLEX(1)              LENGTH OF TIME SERVED                  OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN A. LITTLE                  Trustee                               Trustee of AmeriPrime Funds and                24
c/o Unified Fund Services, Inc.                                          Unified Series Trust since December
431 N. Pennsylvania St.                                                  2002 and AmeriPrime Advisors Trust
Indianapolis, IN 46204                                                   since November 2002
Year of Birth: 1946

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
President and founder, The Rose, Inc., a registered investment           None
advisor, since April 1993.

                                                                                                                NUMBER OF PORTFOLIOS
                                   POSITION(S) HELD                                                             IN FUND COMPLEX(1)
NAME, AGE AND ADDRESS              WITH THE FUND COMPLEX(1)              LENGTH OF TIME SERVED                  OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DANIEL CONDON                      Trustee                               Trustee of AmeriPrime Funds and                24
c/o Unified Fund Services, Inc.                                          Unified Series Trust since December
431 N. Pennsylvania St.                                                  2002 and AmeriPrime Advisors Trust
Indianapolis, IN 46204                                                   since November 2002
Year of Birth: 1950


PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

Vice President and General Manager, International Crankshaft Inc.,       None
an automotive equipment manufacturing company, 1990 to present;
Trustee, The Unified Funds, from 1994 to 2002; Trustee, Star Select
Funds, a REIT mutual fund, from 1997 to 2000.

(1) The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors
    Trust and Unified Series Trust.



                                  PROXY VOTING

           A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-924-3863.

                          INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees
Polynous Growth Fund:
(One in the series of AmeriPrime Advisors Trust)

We have audited the accompanying statement of assets and liabilities of the Polynous Growth Fund, including the schedule of portfolio investments, as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of July 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Polynous Growth Fund as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/S/ MCCURDY & ASSOCIATES CPA's, INC.
------------------------------------
McCurdy & Associates CPA's, Inc.
Westlake, Ohio
August 11, 2003

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

           (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
           (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
           (3) Compliance with applicable governmental laws, rules, and regulations;
           (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
           (5)   Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

           See Item 10(a) for a copy of all described amendments.

(d) Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) The registrant's Board of Trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered the possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.  Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS. Not applicable.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of September 30, 2003, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.
(a)(1) Code is filed herewith
(a)(2) Certifications required by Item 10(a)(2) of Form N-CSR are filed herewith.
(b) Certification required by Item 10(b) of Form N-CSR is filed herewith.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Ameriprime Advisors Trust

By  /s/  Timothy Ashburn
    --------------------
         Timothy Ashburn, President

Date   10/1/03
    ------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Timothy Ashburn
    -------------------
    Timothy Ashburn, President

Date   10/1/03
    ------------

By  /s/ Thomas G. Napurano
    ----------------------
    Thomas Napurano, Treasurer and Chief Financial Officer

Date   9/30/03
    --------------